SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

DWS Health Care Fund

The following changes are effective on or about June 2, 2014:

DWS Health Care Fund will change its name to DWS Health and Wellness Fund.

The following information replaces similar disclosure contained under the “Main investments” sub–section of the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary section and the ”FUND DETAILS” section of the fund’s prospectus.

Main investments. Under normal circumstances, the fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in the health care and wellness sectors. For purposes of the fund’s 80% investment policy, to be considered part of the health care or wellness sectors, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. Industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The portfolio managers consider wellness–related companies to include companies in the health care industry and other companies that provide products or services that promote or aid in achieving a healthy lifestyle (for example, food and nutrition companies, apparel companies and gym operators). The fund concentrates its assets (i.e. invests at least 25% of its assets) in securities related to the health care sector.

The fund invests primarily in securities of US companies, but may invest in foreign companies as well. The fund may invest in companies of any size. While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and US agency debt obligations.

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section within the summary section of the fund’s prospectus.

Leefin Lai, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2001.

Thomas Hynes, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Brendan M. O’Neill, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Peter M. Barsa, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Michael A. Sesser, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub–heading of the ”FUND DETAILS” section of the fund’s prospectus.

Leefin Lai, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2001.

■	Joined Deutsche Asset & Wealth Management in 2001.

■	Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

■	Over 19 years of investment industry experience.

■	BS and MBA, University of Illinois.

Thomas Hynes, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■
Joined Deutsche Asset & Wealth Management in 1995, served in DB Private Wealth Management from 1995–2004; served as US equity portfolio manager at Citigroup Asset Management from 2004–2007; rejoined Deutsche Asset Management in 2007.

■	Portfolio manager for US Large Cap Equity: New York.

■	BS in Finance and Economics, Fordham University; CFA Charterholder.

March 11, 2014 PROSTKR-349

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset & Wealth Management in 2000.

■	Equity Research Analyst covering the financial services sector from 2001–2009.

■	Previously served as a member of the Large Cap Core Equity team.

■	BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College; CFA Charterholder.

Peter Barsa, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset & Wealth Management in 1999.

■	Research Analyst for Global Small, US Small and US Mid Cap Equities: New York

■	BS in Finance, Villanova University.

Michael A. Sesser, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset & Wealth Asset Management in 2009.

■	Portfolio Manager and Equity Research Analyst: New York.

■
Previously, Business Intelligence Analyst, Corporate Executive Board (best practices research company) from 2005–2007; Research Associate, Competition Policy Associates (economics consulting firm) from 2003–2005.

■	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan; CFA Charterholder.

Please Retain This Supplement for Future Reference

March 11, 2014 PROSTKR-349